UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         May 14, 2015

USA TRUCK, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-35740	71-0556971
(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Industrial Park Road
Van Buren, Arkansas	72956
(Address of Principal Executive Offices)	(Zip Code)

(479) 471-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 14, 2015, USA Truck, Inc., a Delaware corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”), among the Company, certain affiliates of Baker Street Capital Management, LLC and Stone House Capital Management, LLC (the "Selling Stockholders"), and Stephens Inc. and Cowen and Company, LLC as representatives of the underwriters relating to the previously announced secondary public offering of 2,000,000 (including the over-allotment option, which was exercised in full on May 15, 2015) shares of the Company's common stock, par value $0.01 per share (the "Shares"), by the Selling Stockholders.  The price to the public in the offering was $20.00 per share.  The Company will not receive any proceeds from the offering, which is expected to close on or about May 20, 2015, subject to customary closing conditions.

Under the Underwriting Agreement, the Company and the Selling Stockholders agreed to indemnify the underwriters and certain of their controlling persons against certain liabilities, including certain liabilities under the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and liabilities arising out of the indemnifying party’s breach of the Underwriting Agreement, or to contribute to payments the underwriters may be required to make because of any of those liabilities.  In addition, the Company and the Selling Stockholders agreed to pay certain expenses associated with the offering, with the obligations of the Selling Stockholders limited to $60,000 of certain "road show" expenses unless the closing fails to occur for certain reasons related to action or inaction of the Selling Stockholders (in which case the limit would be $200,000 and the expense categories would be broader).  The offering of the Shares is registered under the Securities Act, pursuant to the Company’s shelf registration statement on Form S-3, as amended (File No. 333-202601) (the “Registration Statement”), as supplemented by a preliminary prospectus supplement dated May 8, 2015, and a final prospectus supplement dated May 15, 2015.  The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto.

In connection with the offering and sale of the Shares, the following exhibits are being filed herewith to be incorporated by reference into the Registration Statement: (i) the Underwriting Agreement (Exhibit 1.1), (ii) the opinion of Scudder Law Firm, P.C., L.L.O., as to the validity of the Shares (Exhibit 5.1), and (iii) the consent of Scudder Law Firm, P.C., L.L.O. (Exhibit 23.1, contained in Exhibit 5.1).

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits.

	EXHIBIT NUMBER	EXHIBIT DESCRIPTION

	1.1	Underwriting Agreement, dated May 14, 2015, among the Company, the Selling Stockholders, and Stephens Inc. and Cowen and Company, LLC, as representatives of the underwriters

	5.1	Opinion of Scudder Law Firm, P.C., L.L.O.

	23.1	Consent of Scudder Law Firm, P.C., L.L.O. (included in Exhibit 5.1)

The information in Item 8.01 of this report may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended.  Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties.  Actual results or events may differ from those anticipated by forward-looking statements.  In Item 8.01 of this report, the statements regarding the expected closing of the offering are forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Truck, Inc.

Date:	May 18, 2015	/s/ Michael K. Borrows
Michael K. Borrows
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

1.1	Underwriting Agreement, dated May 14, 2015, among the Company, the Selling Stockholders, and Stephens Inc. and Cowen and Company, LLC, as representatives of the underwriters

5.1	Opinion of Scudder Law Firm, P.C., L.L.O.

23.1	Consent of Scudder Law Firm, P.C., L.L.O. (included in Exhibit 5.1)